Going Concern Uncertainties	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Going Concern Uncertainties

Note 2 - Going Concern Uncertainties

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States, which contemplate continuation of the Company as a going concern. However, the Company has limited operations and has sustained operating losses in recent years resulting in an accumulated deficit. In view of these matters, realization of a major portion of the assets in the accompanying balance sheet is dependent upon the continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements, and the success of its future operations.

The Company has incurred net income from operations of $50,304 for the year ended December 31, 2011 but has an accumulated deficit of $2,503,377 as at December 31, 2011. The Company's ability to continue as a going concern is in substantial doubt and is dependent upon obtaining additional financing and/or achieving a sustainable profitable level of operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. The Company may seek additional funding in the form of equity financing from the sale of common stock and/or seek to obtain short-term loans in order to support existing operations and expand the range of its business. There is no assurance that such additional funds will be available for the Company on acceptable terms, if at all. The issuances of additional equity securities by the Company would result in a dilution in the equity interests of its current stockholders. There are no current arrangements in place for equity funding or short term loans.